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                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this amended registration statement on Form S-1 of our report dated September 9, 1996, on our audit of the financial statements of Sovereign Credit Finance I, Inc. We also consent to the reference to our firm in the prospectus.


                                      /s/ Brad A. Kinder
                                      --------------------------
                                      KINDER & WYMAN, P.C.


Irving, Texas
July 25, 1997